Phoenix Mid-Cap Value Fund,

a series of Phoenix Equity Trust

Supplement dated November 9, 2007 to the Prospectus

and Statement of Additional Information (“SAI”) dated October 31, 2007

IMPORTANT NOTICE TO INVESTORS

The Phoenix Mid-Cap Value Fund is available for purchase by current shareholders and new investors on a limited basis, as described below. The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

The following subsection under the heading “How to Buy Shares” in the fund’s Prospectus and SAI is hereby amended and restated as follows.

Important Information about the Phoenix Mid-Cap Value Fund

The Phoenix Mid-Cap Value Fund is available for purchase by current shareholders and new investors on a limited basis, as described below.

•	Current shareholders of the fund may add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains.

•	Exchanges into the fund may be made by current shareholders and qualified new investors.

•	An investor who has previously entered into a letter of intent with the distributor may fulfill the obligation.

•	Trustees of the fund, employees of Phoenix and of Sasco, and their family members, may open new accounts.

•	Defined Contribution and Defined Benefit plans, and other plans or accounts may purchase the fund at the Distributor’s discretion.

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New investors may purchase the fund through a registered broker, dealer, financial planner, consultant, registered investment adviser, or other financial intermediary with which Phoenix has made arrangements to continue to offer the fund.

The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.